SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

FAIRMOUNT BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	000-53996	27-1783911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8216 Philadelphia Road, Baltimore, MD 21237

(Address of Principal Executive Offices)

(410) 866-4500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Stockholders of the Company was held on February 25, 2014.

(b)	At the Annual Meeting, the persons listed below were elected to serve as directors of the Company, each for a term of three years and the appointment by the Audit Committee of Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for fiscal 2014 was ratified.

The Inspector of Election reported the vote of shareholders at the Annual Meeting as follows:

PROPOSAL 1: Election of Directors

Name	FOR	WITHHELD

William G. Yanke	271,505	25,550
Joseph M. Solomon	294,055	3,000

In addition, there were 141,412 broker non-votes.

PROPOSAL 2: Ratify Appointment of Smith Elliott Kearns & Company, LLC

FOR	AGAINST	ABSTAIN

438,465	2	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FAIRMOUNT BANCORP, INC.

DATE: February 27, 2014	By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President and Chief Executive Officer